9. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET (Details 1) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Investment in property on operating leases	$ 208,303	$ 221,659
Less: Accumulated depreciation	(20,884)	(15,801)
Total	187,459	205,858
Buildings and leasehold improvements
Investment in property on operating leases	192,990	205,300
Equipment
Investment in property on operating leases	$ 15,313	$ 16,359